SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2004


                                       FH


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  AVP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2004


                             Payment Date: 11/25/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        40,312,133.39    4.760534%     3,421,846.36    159,922.73    3,581,769.09       0.00       0.00
                        2A1       125,315,183.13    5.227861%     9,262,854.41    545,941.99    9,808,796.40       0.00       0.00
                        3A1        31,171,742.59    5.453326%     2,850,051.31    141,458.85    2,991,510.16       0.00     199.21
                        4A1        33,423,560.67    5.699871%     1,394,350.11    158,758.31    1,553,108.41       0.00       0.00
Residual                2AR                 0.00    5.227861%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,779,531.55    5.245209%         1,687.17     16,517.01       18,204.18       0.00       3.35
                        B2          1,889,266.23    5.245209%           843.36      8,256.32        9,099.68       0.00       1.68
                        B3            882,190.42    5.245209%           393.81      3,855.28        4,249.09       0.00       0.78
                        B4            756,305.94    5.245209%           337.61      3,305.15        3,642.76       0.00       0.67
                        B5            503,537.91    5.245209%           224.78      2,200.52        2,425.30       0.00       0.45
                        B6            630,738.18    5.245209%           281.56      2,756.40        3,037.96       0.00       0.56
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        238,664,190.00     -           16,932,870.48  1,042,972.56   17,975,843.03     -          206.70
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        36,890,287.03              0.00
                                2A1       116,052,328.70              0.00
                                3A1        28,321,691.28            199.21
                                4A1        32,029,210.56              0.00
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,777,844.38              3.35
                                B2          1,888,422.87              1.68
                                B3            881,796.61              0.78
                                B4            755,968.33              0.67
                                B5            503,313.13              0.45
                                B6            630,456.62              0.56
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        221,731,319.50            206.70
--------------------------------------------------------------------------------

                             Payment Date: 11/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    40,312,133.39     4.760534% 32051D6M9    76.962874      3.596922    829.722387
                           2A1   125,315,183.13     5.227861% 32051D6N7    71.995946      4.243358    902.021862
                           3A1    31,171,742.59     5.453326% 32051D6Q0    84.248760      4.181585    837.201551
                           4A1    33,423,560.67     5.699871% 32051D6R8    37.870396      4.311858    869.909844
Residual                   2AR             0.00     5.227861% 32051D6P2     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,779,531.55     5.245209% 32051D6S6     0.445988      4.366114    998.637160
                           B2      1,889,266.23     5.245209% 32051D6T4     0.445988      4.366114    998.637160
                           B3        882,190.42     5.245209% 32051D6U1     0.445988      4.366114    998.637160
                           B4        756,305.94     5.245209% 32051D6V9     0.445988      4.366114    998.637160
                           B5        503,537.91     5.245209% 32051D6W7     0.445988      4.366114    998.637160
                           B6        630,738.18     5.245209% 32051D6X5     0.445988      4.366114    998.637160
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     238,664,190.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        38,429,783.44   120,504,579.16    29,492,715.91
Loan count                     78              240               53
Avg loan rate           5.016534%        5.479861%        5.711326%
Prepay amount        3,406,243.34     9,200,133.74     2,836,711.62

                                           Total
                                           -----
Prin balance        33,304,241.75   221,731,320.26
Loan count                     59              430
Avg loan rate           5.958871%             5.50
Prepay amount        1,382,784.26    16,825,872.96

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         8,306.66        19,758.40         4,107.60
Sub servicer fees            0.00             0.00             0.00
Trustee fees               209.26           648.85           161.72


Agg advances                  N/A              N/A              N/A
Adv this period              0.00         6,644.57             0.00

                                           Total
                                           -----
Master serv fees         6,463.78        38,636.44
Sub servicer fees            0.00             0.00
Trustee fees               173.50         1,193.32


Agg advances                  N/A              N/A
Adv this period              0.00         6,644.57

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.464516%           100.000000%            230,222,619.77
   -----------------------------------------------------------------------------
   Junior            3.535484%             0.000000%              8,437,801.93
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,315,244.14
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,315,244.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           17,975,843.03         17,975,843.03
Principal remittance amount           16,932,870.48         16,932,870.48
Interest remittance amount             1,042,972.56          1,042,972.56